                                                                   EXHIBIT 10.11

                                Amendment No. 1
                                       to
                         Registration Rights Agreement

     This Amendment No. 1 ("Amendment") to the Registration Rights Agreement dated as of July 8, 1998 (the "Original Agreement") is made as of February 18, 1999, among Choice One Communications Inc., a Delaware corporation (the "Corporation"), and the Holders listed on the signature pages hereto.

     WHEREAS, the Corporation and the initial Investor Holders and Management Holders entered into the Original Agreement on July 8, 1998 which provides for certain rights and obligations of the Corporation and such Holders with respect to registration of the Common Stock under the Securities Act;

     WHEREAS, certain additional persons have become Management Holders pursuant to the terms of the Original Agreement subsequent to July 8, 1998;

     WHEREAS, First Union Capital Partners, Inc. ("First Union") has entered into the Transaction Agreement and certain related agreements relating to its investment (through the LLC) in the Corporation; and

     WHEREAS, the Corporation and the Holders desire to amend the Original Agreement to include First Union as an Investor Holder thereunder;

     NOW, THEREFORE, the parties hereto hereby amend the Original Agreement as follows:

     Section 1. Amendment to Definitions. The definition of "Investor Holders" in Section 1.01 of the Original Agreement is deleted in its entirety and replaced with the following:

     "Investor Holders" means MSCP, Fleet, Waller-Sutton, Royce J. Holland and First Union Capital Partners, Inc. and any Transferee that becomes an Investor Holder pursuant to Section 2.08.

     Section 2. Agreement to be Bound. First Union hereby adopts, executes and delivers, and agrees to be bound by, the Original Agreement as amended hereby.

     Section 3. Other Defined Terms. Capitalized terms used in this Amendment and not otherwise defined have the meanings ascribed to them in the Original Agreement.
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     Section 4.  Effect of Amendment; Governing Law.  Except as amended hereby, the Original Agreement shall remain unchanged. The Original Agreement, as amended hereby, shall remain in full force and effect. This Amendment shall be governed by, and construed under, the laws of the State of Delaware, all rights and remedies being governed by said laws, without regard to conflict of laws principles.

     Section 5. Counterparts. This Amendment may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.


                         CHOICE ONE COMMUNICATIONS INC.


                         By:   /s/ Steve M. Dubnik
                               -----------------------------------


                         Its:  President and Chief Executive Officer
                               -----------------------------------

                         FIRST UNION CAPITAL PARTNERS, INC.


                         By:   Pearce Landry
                               -----------------------------------


                         Its:  Managing Partner
                               -----------------------------------


                         MANAGEMENT HOLDERS


                            /s/ Steve M. Dubnik
                            --------------------------------------
                            Steve M. Dubnik, as a Management
                            Member and as Chief Executive Officer
                            of Choice One Communications, Inc.


                            /s/ Mae Squier-Dow
                            --------------------------------------
                            Mae Squier-Dow


                            /s/ Kevin Dickens
                            --------------------------------------
                            Kevin Dickens


                            /s/ Phillip Yawman
                            --------------------------------------
                            Phillip Yawman

                            /s/  Joseph Schaal
                            --------------------------------------
                            Joseph Schaal


                            /s/ Elizabeth Ellis
                            --------------------------------------
                            Elizabeth Ellis


                            /s/ Joseph Calzone
                            --------------------------------------
                            Joseph Calzone


                            /s/ Michelle Paroda
                            --------------------------------------
                            Michelle Paroda


                            /s/ Linda Chapman
                            --------------------------------------
                            Linda Chapman


                            /s/ John Zimmer
                            --------------------------------------
                            John Zimmer


                            /s/ David Fitts
                            --------------------------------------
                            David Fitts


                            /s/ Kenneth Okolowicz
                            --------------------------------------
                            Kenneth Okolowicz


                            /s/ Daniel K. Iles
                            --------------------------------------
                            Daniel K. Iles


                            /s/ Michael D'Angelo
                            --------------------------------------
                            Michael D'Angelo


                            /s/ Robert Merrill
                            --------------------------------------
                            Robert Merrill

                            /s/ Kim Scovill
                            --------------------------------------
                            Kim Scovill

                         INVESTOR HOLDERS

                         MORGAN STANLEY CAPITAL PARTNERS III, L.P.

                         By  MSCP III, L.P., its general partner
                         By  Morgan Stanley Capital Partners III, Inc., its
                              general partner


                         By  /s/ Michael Jansen
                             -------------------------------------


                         Its Managing Director
                             -------------------------------------


                         By  John Ehrenkranz
                             -------------------------------------


                         Its Principal
                             -------------------------------------


                         MSCP III 892 INVESTORS, L.P.

                         By  MSCP III, L.P., its general partner
                         By  Morgan Stanley Capital Partners III, Inc., its
                              general partner


                         By  /s/ Michael Jansen
                             -------------------------------------


                         Its Managing Director
                             -------------------------------------


                         By  John Ehrenkranz
                             -------------------------------------


                         Its Principal
                             -------------------------------------


                         MORGAN STANLEY CAPITAL INVESTORS, L.P.

                         By  MSCP III, L.P., its general partner
                         By  Morgan Stanley Capital Partners III, Inc., its
                              general partner


                         By  /s  Michael Jansen
                             -------------------------------------


                         Its Managing Director
                             -------------------------------------


                         By  /s/ John Ehrenkranz
                             -------------------------------------


                         Its Principal
                             -------------------------------------

                         CHISHOLM PARTNERS III, L.P.

                         By  Silverado III, L.P., its General Partner
                         By  Silverado III Corp., its General Partner


                         By  /s/ Robert M. Van Degna
                             -------------------------------------
                             Chairman & CEO


                         KENNEDY PLAZA PARTNERS


                         By  /s/ Robert M. Van Degna
                             -------------------------------------
                             Managing General Partner


                         FLEET VENTURE RESOURCES, INC.


                         By  /s/ Robert M. Van Degna
                             -------------------------------------
                             Chairman & CEO


                         FLEET EQUITY PARTNERS VI, L.P.

                         By  Fleet Growth Resources II, Inc., its
                         General Partner


                         By  /s/ Robert M. Van Degna
                             -------------------------------------
                             Chairman & CEO

                         WALLER-SUTTON MEDIA PARTNERS, L.P.


                         By  Waller Sutton Media, L.L.C. its general partner


                         By  /s/ Bruce Hernandez
                             -------------------------------------
                             Chief Executive Officer


                         ROYCE J. HOLLAND


                         /s/ Royce J. Holland
                         -----------------------------------------
                         Royce J. Holland